UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):


                                  July 29, 2004


                           MONMOUTH COMMUNITY BANCORP
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


           New Jersey                     0-49925                 22-3757709
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(State or other jurisdiction of         (Commission          (IRS Employer
        incorporation)                  File Number)         Identification No.)

627 Second Avenue, Long Branch, New Jersey                               07740
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (732) 571-1300


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits:

             Exhibit
             Number              Description
             ------              -----------

             99.1 Press Release Re: Consolidated Financial Results for the Three-Month Period
                                 Ended June 30, 2004


Item 12.Results of Operations and Financial Condition.
        ---------------------------------------------

     On July 29, 2004, Monmouth Community Bancorp issued a press release announcing its consolidated financial results for the three-month period ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this current report.

     The information furnished under Item 12 of this current report, including
Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MONMOUTH COMMUNITY BANCORP
                                        -------------------------
                                               (Registrant)



                                        By:  /s/ James S. Vaccaro
                                           -------------------------------------
                                            James S. Vaccaro
                                            Chairman and Chief Executive Officer


Date: July 30, 2004

                                  EXHIBIT INDEX


Exhibit
Number                  Description
------                  -----------

99.1 Press Release Re: Consolidated Financial Results for the Three-Month Period Ended June 30, 2004